Exhibit 99.2

Second Quarter 2014 Earnings Conference Call — July 31, 2014

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, July 31, 2014. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 8-14 of the 2013 Form 10-K filed on February 28, 2014, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

A solid second quarter 2014, benefitting from: 4.8 percent YOY revenue growth Higher freight yields in major trades Improved lift volume at SSAT Continuing YOY improvement in Logistics Board authorized 6.25 percent increase in quarterly dividend to $0.17 per share Outlook for 2H 2014 Operating Income to significantly exceed 2H 2013 level Opening Remarks

EBITDA, EPS – 2Q 2014 2Q14 Net Income of $18.1 million versus 2Q13 Net Income of $20.1 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

EBITDA, EPS – YTD 2014 YTD 2014 Net Income of $21.5 million versus YTD 2013 Net Income of $29.2 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service Second Quarter Performance Market growth returned Container volume down 2.5 percent, offset by higher rates Modest competitive market share loss on EB and PNW freight impacted volume Automobile volume down 15.5 percent due to select customer losses Outlook for 2H 2014 Expect growth in the Hawaii trade to continue, with Matson’s Hawaii volume to be flat to slightly up compared to 2H 2013 Core 9-ship fleet deployment expected

Hawaii Economic Indicators Indicator (% Change YOY) 2013 2014F 2015F 2016F Real Gross Domestic Product 2.7 2.5 3.2 3.1 Visitor Arrivals 2.5 1.0 1.6 1.2 Construction Jobs 4.7 3.6 10.4 9.4 Residential Building Permits 16.5 32.3 38.5 11.7 Non-Residential Building Permits (10.7) 20.1 17.5 8.0 Source: UHERO: University of Hawaii Economic Research Organization; County Forecast, May 23, 2014, http://www.uhero.hawaii.edu Construction activity key to Hawaii volume growth Kakaako and Surrounding Area Projects – 15 projects with a combined total of ~5,400 units under construction, permitted, in permitting or recently completed Continued progress on Honolulu Rail Transit Project

Guam Service Outlook for 2H 2014 Modest volume improvement expected, assuming no new competitor enters market Second Quarter Performance Modest increase in volume Steady ongoing economic activity

China Expedited Service (CLX) Source: Shanghai Shipping Exchange Second Quarter Performance Volume increased modestly Continued strong demand for expedited services amid challenging market rate environment Outlook for 2H 2014 Market overcapacity expected to continue Matson expects to maintain volume and average freight rates with high utilization levels

SSAT Joint Venture Second Quarter Performance Improved lift volume throughout operations Continuing to optimize Oakland terminal Outlook for 2H 2014 Modest profit expected Incremental volume gains

Matson Logistics Second Quarter Performance Favorable litigation settlement Warehouse operating improvements Highway volume growth Source: Association of American Railroads Outlook for 2H 2014 Improvement in core brokerage business, expense control and improvements in warehouse operations Operating income expected to be near or slightly higher than 2H 2013 Source: Transport Intermediaries Association

2Q2014 Operating Income SSAT had a $2.1 million contribution in 2Q14 compared to a $0.8 million loss in 2Q13 2Q13 2Q14 Change Revenue $310.0 $321.1 $11.1 Operating Income $34.3 $32.8 ($1.5) Oper. Income Margin 11.1% 10.2% 2Q13 2Q14 Change Revenue $106.6 $115.3 $8.7 Operating Income $2.2 $2.9 $0.7 Oper. Income Margin 2.1% 2.5% 2Q14 Consolidated Operating Income of $35.7 million versus $36.5 million in 2Q13

YTD 2014 Operating Income SSAT had a $2.3 million contribution YTD 2014 compared to a $0.6 million loss YTD 2013 YTD13 YTD14 Change Revenue $609.9 $615.7 $5.8 Operating Income $52.8 $42.2 ($10.6) Oper. Income Margin 8.7% 6.9% YTD13 YTD14 Change Revenue $201.4 $213.2 $11.8 Operating Income $2.4 $3.4 $1.0 Oper. Income Margin 1.2% 1.6% YTD 2014 Consolidated Operating Income of $45.6 million versus $55.2 million YTD 2013

Condensed Statements of Income Key Items Total Revenue increased 4.8% Operating costs increased 5.4% Effective tax rate of 42.0% LTM EBITDA of $159.8 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics (in $ millions) 2Q14 2Q13 Operating Revenue Ocean transportation $321.1 $ 310.0 Logistics 115.3 106.6 Total operating revenue 436.4 416.6 Costs and Expenses Operating costs 366.9 344.9 Selling, general and administrative 35.9 34.4 Equity in (income) loss from terminal joint venture (2.1) 0.8 Total operating costs and expenses 400.7 380.1 Operating Income 35.7 36.5 Interest expense (4.5) (3.6) Income tax expense (13.1) (12.8) Net Income $18.1 $20.1 Diluted Earnings Per Share ($/share) $0.42 $0.47

Condensed Balance Sheet Assets (in $ millions) 6/30/14 12/31/13 Cash and cash equivalents $ 223.7 $ 114.5 Other current assets 254.5 234.4 Total current assets 478.2 348.9 Investment in terminal joint venture 60.1 57.6 Property and equipment, net 721.4 735.4 Other assets 104.9 106.4 Total assets $1,364.6 $1,248.3 Liabilities & Shareholders’ Equity (in $ millions) 6/30/14 12/31/13 Current portion of long-term debt $ 17.1 $ 12.5 Other current liabilities 204.6 188.1 Total current liabilities 221.7 200.6 Long term debt 362.8 273.6 Deferred income taxes 330.1 326.1 Other liabilities 108.0 109.8 Total long term liabilities 800.9 709.5 Shareholders’ equity 342.0 338.2 Total liabilities and shareholders’ equity $1,364.6 $1,248.3 Liquidity and Debt Levels Cash increased $109.2 million in 1H14 Total debt of $379.9 million Net Debt/ LTM EBITDA ratio of 1.0x Issued $100 million senior unsecured 30-year notes on January 28, 2014 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Cash Generation and Uses of Cash * LTM = Last Twelve Months as of June 30, 2014; Does not include $100 million financing in January 2014 or $7.5 million in Other sources of Cash; Does not include $9.95 million litigation settlement paid July 17, 2014.

Outlook excludes any future impact of the molasses incident, which is unknown, and is being provided relative to 2013 operating income excluding the $9.95 million Litigation Charge taken in 4Q13 Ocean Transportation operating income for 2H 2014 expected to increase significantly from 2H 2013 level of $51.4 million: Flat to slight increase in Hawaii volume Modest improvement in Guam volume Flat volume and rates in China Improving results in South Pacific trade Core 9-ship fleet deployment Modest profit at SSAT Logistics operating income expected near or slightly above 2H 2013 level of $3.6 million: Improvement in core brokerage business Continued expense control and improvements in warehouse operations Second Half 2014 Outlook

Summary Remarks Continued confidence about Hawaii growth prospects as construction cycle begins to materialize Activity in Guam muted, but Matson performing well Unique, expedited CLX service running at full capacity with strong demand Logistics and SSAT businesses improving Strong balance sheet and cash flow generation positions Company well to fund fleet renewal program, pursue attractive investment opportunities and return capital to shareholders

Addendum Oakland International Container Terminal

Addendum – Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), Return on Invested Capital (“ROIC”), Free Cash Flow per Share, and Net Debt/EBITDA. The Company calculates EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, this calculation of EBITDA is not identical to EBITDA used by our lenders to determine financial covenant compliance.

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) (in $ millions) Second Quarter LTM 2014 2013 Change Net Income 18.1 20.1 (2.0) 46.0 Add: Income tax expense 13.1 12.8 0.3 29.0 Add: Interest expense 4.5 3.6 0.9 15.7 Add: Depreciation & amortization 17.4 17.3 0.1 69.1 EBITDA $53.1 $53.8 ($0.7) $159.8 As of June 30, 2014 (in $ millions) Total Debt $379.9 Subtract: Cash and cash equivalents (223.7) Net Debt $156.2